Hennessy Cornerstone Large Growth Fund
Schedule of Investments
January 31, 2026 (Unaudited)

COMMON STOCKS - 98.5%	Shares	Value
Communication Services - 1.9%
Omnicom Group, Inc.	34,200	$2,634,768

Consumer Discretionary - 19.4%
Amazon.com, Inc. (a)	11,700	2,799,810
AutoZone, Inc. (a)	700	2,593,003
Darden Restaurants, Inc.	13,200	2,631,420
eBay, Inc.	29,700	2,709,234
Lowe's Companies, Inc.	10,100	2,697,306
Lululemon Athletica, Inc. (a)	14,200	2,477,900
NVR, Inc. (a)	400	3,054,292
PulteGroup, Inc.	21,200	2,651,908
Tractor Supply Co.	51,100	2,599,968
Williams-Sonoma, Inc.	13,000	2,660,450
		26,875,291

Consumer Staples - 16.0%
Altria Group, Inc.	44,900	2,783,351
Colgate-Palmolive Co.	32,300	2,916,367
Dollar Tree, Inc. (a)	20,900	2,457,631
Kimberly-Clark Corp.	27,000	2,699,730
PepsiCo, Inc.	18,700	2,872,881
Sysco Corp.	35,200	2,951,520
The Kroger Co.	42,600	2,677,410
The Procter & Gamble Co.	18,600	2,822,922
		22,181,812

Energy - 4.0%
Cheniere Energy, Inc.	13,200	2,792,064
EOG Resources, Inc.	24,800	2,780,824
		5,572,888

Financials - 18.0%
Allstate Corp.	14,000	2,785,860
Ameriprise Financial, Inc.	5,400	2,846,826
Hartford Insurance Group, Inc.	20,900	2,822,754
Marsh & McLennan Companies, Inc.	15,000	2,822,850
PayPal Holdings, Inc.	48,800	2,571,272
Progressive Corp.	13,300	2,766,400
T. Rowe Price Group, Inc.	26,000	2,747,680
Travelers Cos., Inc.	10,000	2,845,100
W R Berkley Corp.	40,200	2,756,916
		24,965,658

Health Care - 16.1%
Bristol-Myers Squibb Co.	50,200	2,763,510
Gilead Sciences, Inc.	21,700	3,080,315
HCA Healthcare, Inc.	5,800	2,831,966
Incyte Corp. (a)	26,400	2,641,848
Johnson & Johnson	12,600	2,863,350
Merck & Co., Inc.	24,500	2,701,615
United Therapeutics Corp. (a)	5,700	2,676,093
Zoetis, Inc.	21,800	2,721,076
		22,279,773

Industrials - 11.6%
Broadridge Financial Solutions, Inc.	12,900	2,542,719
Deere & Co.	5,300	2,798,400
J.B. Hunt Transport Services, Inc.	13,200	2,675,904
Leidos Holdings, Inc.	14,100	2,654,748
Union Pacific Corp.	12,000	2,821,200
United Parcel Service, Inc. - Class B	25,200	2,676,744
		16,169,715

Information Technology - 9.7%
Adobe, Inc. (a)	9,400	2,756,550
Cognizant Technology Solutions Corp. - Class A	32,300	2,650,538
Dell Technologies, Inc. - Class C	24,300	2,780,892
Jabil, Inc.	11,000	2,609,090
NetApp, Inc.	28,100	2,707,435
		13,504,505

Materials - 1.8%
Newmont Corp.	22,600	2,539,110
TOTAL COMMON STOCKS (Cost $126,628,042)		136,723,520

SHORT-TERM INVESTMENTS
MONEY MARKET FUNDS - 1.6%	Shares	Value
First American Government Obligations Fund - Class X, 3.61% (b)	2,153,107	2,153,107
TOTAL MONEY MARKET FUNDS (Cost $2,153,107)		2,153,107

TOTAL INVESTMENTS - 100.1% (Cost $128,781,149)		138,876,627
Liabilities in Excess of Other Assets - (0.1)%		(103,141)
TOTAL NET ASSETS - 100.0%		$138,773,486

Percentages are stated as a percent of net assets.

The Global Industry Classification Standard (“GICS®”) was developed by and is the exclusive property of MSCI, Inc. (“MSCI”) and Standard & Poor’s Financial Services LLC (“S&P”). GICS® is a service mark of MSCI and S&P and has been licensed for use by the Hennessy Funds.

For presentation purposes, the Fund has grouped some of the industry categories. For purposes of categorizing securities for compliance with Section 8(b)(1) of the Investment Company Act of 1940, as amended, the Fund uses more specific industry classifications.

(a)	Non-income producing security.
(b)	The rate shown represents the 7-day annualized yield as of January 31, 2026.

Summary of Fair Value Disclosure as of January 31, 2026 (Unaudited)

The Fund follows its valuation policies and procedures in determining its net asset value ("NAV") and, in preparing these financial statements, the fair value accounting standards that establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion of changes in valuation techniques and related inputs during the period. These inputs are summarized in the three broad levels listed below:

Level 1 – Unadjusted, quoted prices in active markets for identical instruments that the Fund has the ability to access at the date of measurement.

Level 2 – Other significant observable inputs other than quoted prices included in Level 1 (including, but not limited to, quoted prices in active markets for similar instruments, quoted prices in markets that are not active for identical or similar instruments, and model-derived valuations in which all significant inputs and significant value drivers are observable in active markets, such as interest rates, prepayment speeds, credit risk curves, default rates, and similar data).

Level 3 – Significant unobservable inputs (including the Fund’s own assumptions about what market participants would use to price the asset or liability based on the best available information) when observable inputs are unavailable.

The following is a description of the valuation techniques applied to the Fund’s major categories of assets and liabilities on a recurring basis:

Equity Securities – Equity securities, including common stocks, preferred stocks, exchange-traded funds, closed-end mutual funds, partnerships, rights, and real estate investment trusts, that are traded on a securities exchange for which a last-quoted sales price is readily available generally are valued at the last sales price as reported by the primary exchange on which the securities are listed. Securities listed on The Nasdaq Stock Market (“Nasdaq”) generally are valued at the Nasdaq Official Closing Price, which may differ from the last sales price reported. Securities traded on a securities exchange for which a last-quoted sales price is not readily available generally are valued at the mean between the bid and ask prices. To the extent these securities are actively traded and valuation adjustments are not applied, they are classified in Level 1 of the fair value hierarchy.

Registered Investment Companies – Investments in open-end registered investment companies, commonly referred to as mutual funds, generally are priced at the ending NAV provided by the applicable mutual fund’s service agent and are classified in Level 1 of the fair value hierarchy.

Debt Securities – Debt securities, including corporate bonds, asset-backed securities, mortgage-backed securities, municipal bonds, U.S. Treasuries, and U.S. government agency issues, are generally valued at market on the basis of valuations furnished by an independent pricing service that utilizes both dealer-supplied valuations and formula-based techniques. The pricing service may consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, and fundamental data relating to the issuer. In addition, the model may incorporate observable market data, such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued primarily using dealer quotations. These securities are generally classified in Level 2 of the fair value hierarchy.

Short-Term Securities – Short-term equity investments, including money market funds, are valued in the manner specified above for equity securities. Short-term debt investments with an original term to maturity of 60 days or less are valued at amortized cost, which approximates fair market value. If the original term to maturity of a short-term debt investment exceeds 60 days, then the values as of the 61st day prior to maturity are amortized. Amortized cost is not used if its use would be inappropriate due to credit or other impairments of the issuer, in which case the security’s fair value would be determined as described below. Short-term securities are generally classified in Level 1 or Level 2 of the fair value hierarchy depending on the inputs used and market activity levels for specific securities.

If market quotations are not readily available or if a significant event has occurred that indicates the closing price of a security no longer represents the true value of that security, such security will be valued at its fair value under the Fund’s established fair valuation procedures as implemented by Hennessy Advisors, Inc. (the “Advisor”), the Fund’s valuation designee. The Advisor, as the valuation designee, is subject to the oversight of the Board of Trustees of the Trust. There are numerous criteria considered in determining a fair value of a security, such as the trading volume of a security and markets, the values of other similar securities, and news events with direct bearing on a security or markets. Fair value pricing results in an estimated price for a security that reflects the amount the Fund might reasonably expect to receive in a current sale. Depending on the relative significance of the valuation inputs, these securities may be classified in either Level 2 or Level 3 of the fair value hierarchy. The Advisor will regularly evaluate whether the Fund’s fair value pricing procedures continue to be appropriate in light of the specific circumstances of the Fund and the quality of prices obtained through their application of such procedures.

The Fund has performed an analysis of all existing investments to determine the significance and character of all inputs to their fair value determinations. Various inputs are used to determine the value of the Fund’s investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Details related to the fair value hierarchy of the Fund's securities as of January 31, 2026, are as follows:

	Level 1	Level 2	Level 3	Total
Common Stocks:
Communication Services	$2,634,768	$–	$–	$2,634,768
Consumer Discretionary	26,875,291	–	–	26,875,291
Consumer Staples	22,181,812	–	–	22,181,812
Energy	5,572,888	–	–	5,572,888
Financials	24,965,658	–	–	24,965,658
Health Care	22,279,773	–	–	22,279,773
Industrials	16,169,715	–	–	16,169,715
Information Technology	13,504,505	–	–	13,504,505
Materials	2,539,110	–	–	2,539,110
Common Stocks - Total	136,723,520	–	–	136,723,520
Money Market Funds	2,153,107	–	–	2,153,107
Total Investments	$138,876,627	$–	$–	$138,876,627